American Funds Insurance Series®

High-Income Bond Fund

Summary Prospectus Supplement

December 1, 2017

(for Class 1, Class 1A, Class 2, Class 3 and Class 4 shares summary prospectuses dated May 1, 2017)

The information under the heading “Portfolio managers” in the “Management” section of the summary prospectus is amended in its entirety to read as follows:

Portfolio managers The individuals primarily responsible for the portfolio management of the fund are:

Portfolio manager/ Series title (if applicable)	Portfolio manager experience in this fund	Primary title with investment adviser
Thomas H. Chow	2 years	Vice President – Capital Fixed Income Investors
David A. Daigle	8 years	Partner – Capital Fixed Income Investors
Shannon Ward	1 year	Vice President – Capital Fixed Income Investors

Keep this supplement with your summary prospectus.

Lit. No. INA8BS-038-1217O CGD/8024-S64195